Exhibit 10.6

AMENDMENT NO. 2 TO CONSULTING AGREEMENT

This AMENDMENT NO.2 (“Amendment No. 2”) to the CONSULTING AGREEMENT dated April 11, 2024 and amended November 21, 2024 (the “Agreement”) between OPUS GENETICS INC., a Delaware corporation having its principal place of business at 8 Davis Drive, Durham, NC, 27713 (the “Company”), and JAY S. PEPOSE MD, whose address is 1125 Templeton Place, Chesterfield, MO 63017 (“Consultant”) is made as of April 10, 2026 (the “Effective Date”).

I.The term of the Agreement shall be extended to May 11, 2026.

II.All other terms of the Agreement remain in effect without change.

Having understood and agreed to the foregoing, the Company and Consultant have signed this Amendment No.2 and the same shall be effective as of the Effective Date.

IN WITNESS WHEREOF, the parties have, by duly authorized persons, executed this Agreement as of the Effective Date.

JAY PEPOSE, MD		OPUS GENETICS, INC.

By:	/s/ Jay S. Pepose, M.D.	By:	/s/ Sally Tucker
	Jay Pepose, MD		Sally Tucker, PhD
	Chief Medical Advisor		CMO